SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant    [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]      Preliminary Proxy Statement

[ ]      Confidential, for Use of Commission Only (as permitted by
         Rule 14a-6(e)(2))

[ ]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                     WARBURG, PINCUS CASH RESERVE FUND, INC.
--------------------------------------------------------------------------------
                 Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)



Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and
         0-11.

         (1)   Title of each class of securities to which transaction applies:

         (2)   Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)   Proposed maximum aggregate value of transaction:

         (5)   Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)   Amount Previously Paid:

         (2)   Form, Schedule or Registration Statement No.:

         (3)   Filing Party:

         (4)   Date Filed:

                     WARBURG, PINCUS CASH RESERVE FUND, INC.

                             YOUR VOTE IS IMPORTANT


Dear Shareholder:

         The Board of Directors (the "Board") of Warburg, Pincus Cash Reserve Fund, Inc. (the "Fund") has recently reviewed and unanimously endorsed a proposal to have Credit Suisse Asset Management, LLC, the Fund's investment adviser ("CSAM"), take full responsibility for the day-to-day portfolio management of the Fund. Up until now, that responsibility had been shared with BlackRock Investment Management Corporation ("BIMC"), which had also provided certain administration services to the Fund through its affiliate PFPC Inc. ("PFPC"). The Board believes that shifting full investment authority to CSAM is appropriate in light of the capabilities of CSAM's money market portfolio management group, which have been enhanced significantly since the Fund commenced operations in 1985.

         Recognizing that CSAM's money market portfolio management group has enhanced the depth and quality of its investment personnel, THE BOARD HAS DETERMINED THAT IT WOULD BE MORE EFFICIENT FOR THE FUND TO HAVE ONLY ONE INVESTMENT ADVISER AND THAT THAT SOLE ADVISER BE CSAM. Consequently, the Board has approved (i) the termination of BIMC as sub-investment adviser to the Fund;
(ii) the retention of CSAM as sole investment adviser to the Fund; and (iii) the retention of PFPC as co-administrator to the Fund. These changes will result in a decrease in the maximum aggregate fees payable by the Fund for investment advice and administration from 0.50% of the Fund's average daily net assets to 0.45%. Of this amount, 0.35% would be payable to CSAM and 0.10% would be payable to PFPC. The 0.10% increase in fees payable to CSAM for investment advice and the 0.10% payable to PFPC for administration services is more than offset by the elimination of the 0.25% payable to BIMC.

         We are pleased to invite you to attend a special meeting of shareholders to consider the approval of a new investment advisory agreement with CSAM. (No shareholder vote is required in connection with the termination of BIMC as sub-investment adviser or the retention of PFPC as co-administrator to the Fund.)

         THE FUND'S BOARD BELIEVES THAT THE NEW INVESTMENT ADVISORY AGREEMENT WITH CSAM IS IN THE BEST INTERESTS OF SHAREHOLDERS, AND RESULTS IN A REDUCTION OF THE AGGREGATE CONTRACTUAL ADVISORY AND ADMINISTRATION FEES CURRENTLY BEING PAID BY THE FUND. THE COSTS ASSOCIATED WITH THIS PROXY ARE BEING PAID FOR BY CSAM AND NOT BY THE FUND.

         THE BOARD MEMBERS OF YOUR FUND BELIEVE THAT THE PROPOSAL SET FORTH ABOVE IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR THE PROPOSAL.

         Detailed information about the proposal may be found in the attached Proxy Statement. You are entitled to vote at the meeting and any adjournments thereof if you owned shares of the Fund at the close of business on November 20, 2000. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy in the enclosed postage paid envelope. If you prefer, you can fax the proxy card to D.F. King & Co., Inc., the Fund's proxy solicitor, Attn:
Dominick F. Maurillo, at (212) 269-2796. We also encourage you to vote by telephone or through the Internet. Proxies may be voted by telephone by calling (800) 207-3155 between the hours of 9:00 a.m. and 10:00 p.m. (Eastern time) or through the Internet using the Internet address located on your proxy card.

         Voting by fax, telephone or through the Internet will reduce the time and costs associated with the proxy solicitation. When the Fund records proxies by telephone or through the Internet, it will use reasonable procedures designed to (i) authenticate shareholders' identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and
(iii) confirm that their instructions have been properly recorded.

         Whichever voting method you use, please read the full text of the proxy statement before you vote.

         If you have any questions regarding the proposals, please feel free to call D.F. King & Co., Inc. at (800) 207-3155.

         IT IS IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED PROMPTLY.

                                                     Respectfully,

                                                     /s/ Eugene L. Podsiadlo

                                                     Eugene L. Podsiadlo
                                                     President

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

          Registration                              Valid Signatures
          ------------                              ----------------
          Corporate Accounts
          (1) ABC Corp..............................ABC Corp.

          (2) ABC Corp. ............................John Doe, Treasurer

          (3) ABC Corp.

              c/o John Doe, Treasurer ..............John Doe

          (4) ABC Corp. Profit Sharing Plan ........John Doe, Trustee

          Trust Accounts

          (1) ABC Trust  ...........................Jane B. Doe, Trustee

          (2) Jane B. Doe, Trustee

              u/t/d 12/28/78 .......................Jane B. Doe

          Custodial or Estate Accounts

          (1) John B. Smith, Cust.

              f/b/o John B. Smith, Jr. UGMA ........John B. Smith

          (2) John B. Smith ........................John B. Smith, Jr., Executor

                     WARBURG, PINCUS CASH RESERVE FUND, INC.
                              466 Lexington Avenue
                          New York, New York 10017-3147


                                    NOTICE OF
                         SPECIAL MEETING OF SHAREHOLDERS
                                JANUARY 26, 2001

Dear Shareholders:

         Please take notice that a Special Meeting of Shareholders (the "Special Meeting") of Warburg, Pincus Cash Reserve Fund, Inc. (the "Fund") will be held on Friday, January 26, 2001, at 3:00 p.m., Eastern Time, at the offices of the Fund, 466 Lexington Avenue, New York, New York 10017-3147, 16th Floor, for the following purposes:

         PROPOSAL I       To approve a new Investment Advisory
         ----------       Agreement between the Fund and Credit
                          Suisse Asset Management, LLC.

         PROPOSAL II      To transact such other business as may
         -----------      properly come before the Special Meeting
                          or any adjournment thereof.

         THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSAL.

         Holders of record shares of the Fund at the close of business on November 20, 2000 are entitled to vote at the Special Meeting and at any adjournment(s) thereof. As a convenience to shareholders, you can now vote in any of five ways:

          o    By mail, with the enclosed proxy card(s);

          o By telephone, with a toll-free call to the telephone number that appears on your proxy card or, if no toll-free telephone number appears on your proxy card, to D.F. King & Co., Inc., the Fund's proxy solicitor, at 1-800-207-3155;

          o    By faxing the enclosed proxy card to D.F. King & Co., Inc., Attn:
               Dominick F. Maurillo, at 212-269-2796;

          o Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site; or

          o    In person at the Special Meeting.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

         If you have any questions regarding the proposals, please feel free to call D.F. King & Co., Inc. at 1-800-207-3155.


                                             By Order of the Board of Directors,

                                             /s/ Hal Liebes

                                             Hal Liebes
                                             Vice President and Secretary


December 6, 2000

         YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID
                      THE EXPENSE OF FURTHER SOLICITATION.

                     WARBURG, PINCUS CASH RESERVE FUND, INC.
                              466 LEXINGTON AVENUE
                          NEW YORK, NEW YORK 10017-3147

                                  -------------
                                 PROXY STATEMENT
                                  -------------

         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 26, 2001

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Warburg, Pincus Cash Reserve Fund, Inc. (the "Fund") for use at the Special Meeting of Shareholders of the Fund, to be held at the offices of the Fund, 466 Lexington Avenue, New York, New York 10017-3147, on Friday, January 26, 2001, at 3:00 p.m., Eastern Time, and at any and all adjournments thereof (the "Special Meeting").

         This Proxy Statement, Notice of Special Meeting and the proxy card are first being mailed to shareholders on or about December 6, 2000 or as soon as practicable thereafter. Any shareholder giving a proxy has the power to revoke it on the Internet, by telephone, by mail (addressed to Hal Liebes, Vice President and Secretary of Warburg Pincus Funds, c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, New York 10017-3147), in person at the Special Meeting by executing a superseding proxy or by submitting a notice of revocation. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, in favor of the proposal referred to in the Proxy Statement.

         The presence at any Special Meeting, in person or by proxy, of the holders of at least a majority of the shares entitled to be cast of the Fund shall be necessary and sufficient to constitute a quorum. In the event that the necessary quorum to transact business or the vote required to approve or reject the proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the proposal. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor for that proposal and will vote against any such adjournment those proxies to be voted against that proposal.

         For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

         Approval of the proposal will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund ("Majority Vote"). "Majority Vote" for purposes of this proxy statement, and under the Investment Company Act of 1940, as amended (the "1940 Act"), means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (ii) more than 50% of the outstanding shares of the Fund. If the shareholders of the Fund should fail to approve the New Advisory Agreement, the Board shall consider appropriate action with respect to such non-approval of the New Advisory Agreement.

         Abstentions and broker non-votes will have the effect of votes "against" the proposal for purposes of tabulating votes necessary for each proposal's approval. As noted above, properly executed proxies in which no specification is made will be voted in favor of the proposal.

         The Fund is an open-end investment company having one class of common stock outstanding. Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote. As of November 20, 2000 (the "Record Date"), the Fund had ___________ outstanding shares.

         The persons who owned more than 5% of the Fund's outstanding shares as of the Record Date, to the knowledge of the Fund, are set forth in APPENDIX A hereto.

         THE FUND PROVIDES PERIODIC REPORTS TO ALL OF ITS SHAREHOLDERS WHICH HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT FOR THE FUND AND A COPY OF THE MORE RECENT SEMI-ANNUAL REPORT, WITHOUT CHARGE, BY CALLING 800-WARBURG (800-927-2874) OR BY WRITING TO WARBURG PINCUS FUNDS, P.O. BOX 9030, BOSTON, MASSACHUSETTS 02205-9030.

                                   PROPOSAL I

            APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT WITH CSAM

INTRODUCTION

         The shareholders of the Fund will be asked at the Special Meeting to approve a new Investment Advisory Agreement (the "New Advisory Agreement") between the Fund and Credit Suisse Asset Management, LLC ("CSAM"), the Fund's current investment adviser, which is located at 466 Lexington Avenue, New York, New York 10017-3147. The New Advisory Agreement was unanimously approved by the Board of the Fund, including all of the Directors who are not parties to the New Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such parties (the "Non-Interested Directors"), at a meeting held on November 16, 2000.

         At that meeting, CSAM recommended to the Board that the Fund (i) terminate BlackRock Institutional Management Corporation ("BIMC") as sub-investment adviser and co-administrator to the Fund; (ii) retain CSAM as sole investment adviser to the Fund and increase the advisory fee to be paid to CSAM from 0.25% to 0.35% of the Fund's average daily net assets; and (iii) retain PFPC Inc. ("PFPC") as co-administrator to the Fund at a contractual rate of compensation of 0.10% of the Fund's average daily net assets. After presentations by CSAM, THE BOARD (I) DETERMINED THAT IT WOULD BE MORE EFFICIENT FOR THE FUND TO HAVE ONLY ONE INVESTMENT ADVISER AND (II) WAS SATISFIED THAT THE ADVISORY SERVICES TO BE PROVIDED TO THE FUND BY CSAM AS THE SOLE INVESTMENT ADVISER WOULD BE OF THE SAME OR BETTER QUALITY AS CURRENTLY BEING PROVIDED TO THE FUND.

         ALTHOUGH THE PROPOSAL CONTEMPLATES AN INCREASE IN THE ADVISORY FEE PAYABLE TO CSAM FROM 0.25% TO 0.35% OF THE FUND'S AVERAGE DAILY NET ASSETS AND THE RETENTION OF PFPC AT A CONTRACTUAL RATE OF COMPENSATION OF 0.10% OF THE FUND'S AVERAGE DAILY NET ASSETS, THE AGGREGATE CONTRACTUAL ADVISORY AND CO-ADMINISTRATION FEES PROPOSED TO BE PAYABLE TO CSAM AND PFPC, RESPECTIVELY, ARE LOWER THAN THE CURRENT AGGREGATE CONTRACTUAL ADVISORY AND CO-ADMINISTRATION FEES PAYABLE TO CSAM AND BIMC (0.45% VS. 0.50% OF THE FUND'S AVERAGE DAILY NET ASSETS).

         The New Advisory Agreement as unanimously approved by the Board is now being submitted for approval by the shareholders of the Fund. If it is approved by a Majority Vote of the outstanding shares of the Fund, it will continue in effect for an initial two-year term, and will continue from year to year thereafter, subject to approval annually by the Board or by a Majority Vote of the outstanding shares of the Fund, and also, in either event, approval by a majority of the Non-Interested Directors at a meeting called for the purpose of voting on such approval. If the shareholders of the Fund should fail to approve the New Advisory Agreement, the Board shall consider appropriate action with respect to such non-approval of the New Advisory Agreement. (No shareholder vote is required in connection with the termination of BIMC as sub-investment adviser and co-administrator to the Fund or the retention of PFPC as co-administrator to the Fund.)

         A form of the New Advisory Agreement to be used for the Fund, which has been marked to reflect changes from the Current Advisory Agreement (as defined below), is attached as APPENDIX B.

BOARD EVALUATION AND RECOMMENDATION

         In determining whether it was appropriate to approve the New Advisory Agreement and to recommend approval to shareholders, the Board of the Fund, including the Non-Interested Directors, considered various matters and materials provided by CSAM. The Board considered, primarily, the benefits to the Fund of approving the New Advisory Agreement given (i) the increased capabilities of CSAM's money market portfolio management group and (ii) the opportunity to reduce the aggregate contractual advisory and co-administration fees currently payable by the Fund. The Board also evaluated the nature and quality of the advisory services currently provided to the Fund by CSAM and the extent of the proposed additional advisory services to be performed (and the additional expenses and costs to be borne) by CSAM if it was retained as the Fund's sole investment adviser. The Board further considered the nature and quality of the co-administration services currently being provided by PFPC to the Fund, pursuant to an agreement between BIMC and PFPC. The Board also considered that it is anticipated that the Fund would continue to receive the same co-administration services after the termination of BIMC.

BACKGROUND INFORMATION REGARDING THE FUND

         The Fund commenced investment operations on April 16, 1985 with the predecessor of CSAM serving as the Fund's investment adviser and the predecessor of BIMC serving as sub-investment adviser and administrator, in each case from the Fund's inception date. The Fund invests in money market instruments, as described more fully in the Fund's Prospectus.

         Currently, Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), a subsidiary of CSAM located at 466 Lexington Avenue, New York, New York 10017-3147, also serves as co-administrator to the Fund and is also the distributor of the shares of the Fund. THESE SERVICE ARRANGEMENTS WILL NOT BE AFFECTED BY THE PROPOSED NEW ADVISORY AGREEMENT WITH CSAM OR THE NEW CO-ADMINISTRATION AGREEMENT WITH PFPC.

DESCRIPTION OF CURRENT INVESTMENT ADVISORY AGREEMENTS

         CSAM, a professional investment counseling firm, serves as the Fund's investment adviser. CSAM is an indirect wholly-owned U.S. subsidiary of Credit Suisse Group ("Credit Suisse"). Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products. Active on every continent and in all major financial centers, Credit Suisse comprises five business units -- Credit Suisse Asset Management (asset management), of which CSAM is a member; Credit Suisse First Boston (investment banking); Credit Suisse Private Banking (private banking); Credit Suisse (retail banking); and Winterthur (insurance). Credit Suisse has approximately $680 billion of global assets under management and employs approximately 62,000 people worldwide. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland. Credit Suisse Asset Management companies manage approximately $68 billion in the U.S. and $198 billion globally as of September 30, 2000.

         BIMC currently manages approximately $50 billion in assets. BIMC and PFPC are affiliated companies, both being subsidiaries of PNC Financial Services Group, Inc. BIMC and PFPC are located at 400 Bellevue Parkway, Wilmington, Delaware 19809.

         Pursuant to the Investment Advisory Agreement with the Fund, dated July 6, 1999 (the "Current Advisory Agreement"), subject to the supervision and direction of the Board, CSAM is required to (a) act in strict conformity with the Fund's Articles of Incorporation, the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), (b) manage the Fund's assets in accordance with the Fund's investment objective and policies as stated in the Fund's Prospectus and Statement of Additional Information ("SAI"), (c) make general investment decisions for the Fund, including decisions concerning (i) the specific types of securities to be held by the Fund and the proportion of the Fund's assets that should be allocated to such investments during particular market cycles, (ii) the specific issuers whose securities will be purchased or sold by the Fund, (iii) the appropriate maturity of its portfolio investments and (iv) the appropriate average weighted maturity of its portfolio in light of current market conditions, (d) place purchase and sale orders for securities on behalf of the Fund, and (e) monitor and evaluate the services provided by the Fund's investment sub-adviser(s), if any, under the terms of the applicable investment sub-advisory agreement(s). As compensation for its services to the Fund, CSAM is currently entitled to receive 0.25% of the average daily net assets of the Fund. After expense waivers and reimbursements, CSAM was paid $1,051,927 and $461,411 in net investment advisory fees for the fiscal year ended December 31, 1999 and the six-months ended June 30, 2000, respectively. The net advisory fees paid to CSAM for the 1999 fiscal year equaled 0.21% of the Fund's average daily net assets.

         Pursuant to the Sub-Advisory and Administration Agreement with the Fund, dated April 16, 1985 (the "Current Sub-Advisory Agreement" and together with the Current Advisory Agreement, the "Current Agreements"), BIMC is required to provide investment advisory assistance and portfolio management advice with respect to the Fund's portfolio in accordance with (a) the Fund's Articles of Incorporation and By-laws, (b) the 1940 Act and the Advisers Act, (c) all applicable Rules and Regulations of the Securities and Exchange Commission, (d) regulations of the Board of Governors of the Federal Reserve System pertaining to investment advisory activities of bank holding companies to the same extent as if such regulations were by their terms applicable to the activities of BIMC, and (e) the Fund's investment objective and policies as stated in its Prospectus and SAI as from time to time in effect. In connection therewith, BIMC is responsible for the day-to-day operations of the Fund and performs the following services: (a) provides investment research and credit analysis concerning the Fund's investments, (b) conducts a continual program of evaluation of the Fund's assets, (c) places orders for all purchases and sales of the Fund's portfolio investments and (d) maintains the books and records required to support the Fund's operations. Like CSAM, BIMC is currently entitled to receive 0.25% of the average daily net assets of the Fund. After expense waivers and reimbursements, BIMC was paid $923,257 and $415,810 in net advisory and co-administration fees for the fiscal year ended December 31, 1999 and the six-months ended June 30, 2000, respectively. The net advisory and co-administration fees paid to BIMC for the 1999 fiscal year equaled 0.16% of the Fund's average daily net assets. (BIMC delegates to PFPC the performance of administration services for the Fund and pays PFPC for such services out of its fee from the Fund.)

         A comparison of the aggregate contractual advisory, sub-advisory and co-administration fees that have been payable to those that would have been payable by the Fund if the New Advisory Agreement with CSAM and the new co-administration agreement with PFPC had been in effect throughout the fiscal year ended December 31, 1999 and the six-months ended June 30, 2000 is provided below. As reflected in the table, the aggregate contractual fees payable under the proposed arrangements are lower than the aggregate contractual fees payable under the Current Agreements. Please note that the amounts shown do not reflect the current expense waivers and reimbursements by each of CSAM and BIMC.


---------------------------------------------------------------------------------------------------------------------------
                         GROSS FEE PAYABLE TO      GROSS FEE PAYABLE TO    GROSS FEE PAYABLE TO    TOTAL GROSS FEES PAYABLE
      AGREEMENT                  CSAM                     BIMC*                    PFPC*                   BY FUND
---------------------------------------------------------------------------------------------------------------------------
                         12/31/99    6/30/2000    12/31/99     6/30/2000   12/31/99   6/30/2000    12/31/99      6/30/2000
---------------------------------------------------------------------------------------------------------------------------
New Advisory            $1,834,449   $776,619        N/A          N/A         N/A        N/A      $1,834,449     $776,619
Agreement (New Rate
0.35%)
---------------------------------------------------------------------------------------------------------------------------
New PFPC                   N/A          N/A          N/A          N/A      $524,128    $221,891    $524,128      $221,891
Co-Administration
Agreement (Rate 0.10%)
---------------------------------------------------------------------------------------------------------------------------
 Total (New Advisory Agreement and New PFPC Co-Administration Agreement; Aggregate Rate 0.45%)    $2,358,577    $  998,510
                                                                                                   ==========    =========

---------------------------------------------------------------------------------------------------------------------------

Current Agreements      $1,310,320   $553,212    $1,310,847    $553,511       N/A        N/A      $2,621,167    $1,106,723
(Aggregate Rate 0.50%)                                                                            ==========    ==========
---------------------------------------------------------------------------------------------------------------------------

* As noted above, under the Current Sub-Advisory Agreement, BIMC delegates to PFPC the performance of administration services for the Fund and pays PFPC for such services out of its fee from the Fund.


         CSAM HAS ADDITIONALLY AGREED TO EXTEND ITS CURRENT VOLUNTARY 0.55% EXPENSE LIMITATION WITH RESPECT TO THE FUND'S TOTAL ANNUAL OPERATING EXPENSES UNTIL THE FISCAL YEAR ENDED DECEMBER 31, 2001 TO ENSURE THAT THE APPROVAL OF THE NEW ADVISORY AGREEMENT DOES NOT RESULT IN AN INCREASE IN THE TOTAL FEES OR EXPENSES OTHERWISE INCURRED BY THE FUND'S SHAREHOLDERS.


         In addition to expenses that CSAM may incur in performing its services under the Current Advisory Agreement, CSAM pays the compensation, fees and related expenses of all Directors who are affiliated persons of CSAM or any of its subsidiaries and, if the New Advisory Agreement is approved by the shareholders of the Fund, will continue to do so. The Fund pays all other expenses incurred in its operations, including general administrative expenses.

         The Current Advisory Agreement was last submitted to a shareholder vote on May 21, 1999 in connection with Credit Suisse's acquisition of Warburg Pincus Asset Management, Inc. The Current Sub-Advisory Agreement with the Fund was last submitted to a shareholder vote on April 16, 1985 at its initial shareholder meeting.

         REGARDLESS OF WHETHER THE NEW ADVISORY AGREEMENT IS APPROVED, CSAM WILL CONTINUE TO SERVE AS INVESTMENT ADVISER TO THE FUND UNDER THE CURRENT ADVISORY AGREEMENT ALTHOUGH THE BOARD WILL CONSIDER APPROPRIATE ACTION IF THE NEW ADVISORY AGREEMENT IS NOT APPROVED BY SHAREHOLDERS. IF THE NEW ADVISORY AGREEMENT IS NOT APPROVED BY SHAREHOLDERS, BIMC WILL CONTINUE TO PROVIDE SERVICES TO THE FUND AS SUB-INVESTMENT ADVISER AND CO-ADMINISTRATOR.

DESCRIPTION OF PROPOSED NEW ADVISORY AGREEMENT

         Subject to the supervision of the Board, the New Advisory Agreement requires CSAM, in the exercise of its best judgment, to (a) act in strict conformity with the Fund's Articles of Incorporation, the 1940 Act and the Advisers Act, (b) manage the Fund's assets in accordance with the Fund's investment objective and policies as stated in the Fund's Prospectus and SAI,
(c) make investment decisions for the Fund, (d) place purchase and sale orders for securities on behalf of the Fund, (e) exercise rights in respect of portfolio securities and other investments for the Fund and (f) monitor and evaluate the services provided by the Fund's investment sub-adviser(s), if any, under the terms of the applicable investment sub-advisory agreement(s). In providing those services, CSAM will provide investment research and supervision of the Fund's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition, CSAM will furnish the Fund with whatever statistical information the Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing. WHILE THE NEW ADVISORY AGREEMENT IS SIMILAR TO THE CURRENT ADVISORY AGREEMENT IN CERTAIN RESPECTS, THERE ARE SOME IMPORTANT DIFFERENCES, SUCH AS A NEW DESCRIPTION OF THE SERVICES TO BE PROVIDED TO THE FUND BY CSAM IN LIGHT OF ITS PROPOSED ROLE AS THE SOLE INVESTMENT ADVISER AND THE PROPOSED HIGHER ADVISORY FEE OF 0.35% OF THE AVERAGE DAILY NET ASSETS OF THE FUND (COMPARED TO THE CURRENT RATE OF 0.25%), AS WELL AS DIFFERENT EFFECTIVE AND TERMINATION DATES. Like the Current Advisory Agreement, the New Advisory Agreement also provides CSAM with the authority to retain a sub-investment adviser(s) if CSAM chooses to do so in the future. Please see APPENDIX B.

         As is currently the case, the services of CSAM under the proposed New Advisory Agreement are not exclusive. CSAM has the right to provide similar services to other investment companies or to engage in other activities, provided that those activities do not adversely affect CSAM's ability to perform its services under the New Advisory Agreement. The New Advisory Agreement will terminate automatically in the event of its assignment. In addition, it may be terminated by CSAM upon 90 days' written notice to the Fund or with respect to the Fund, upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Fund, upon 60 days' written notice to CSAM.

         Under the New Advisory Agreement, the fee for the period from the date of the New Advisory Agreement to the end of the quarter during which the New Advisory Agreement commences is prorated according to the proportion that such period bears to the full quarterly period. Upon the termination of the New Advisory Agreement before the end of a quarter, the fee for such part of that quarter shall be prorated according to the proportion that such period bears to the full quarterly period.

         AS DESCRIBED HEREIN, THE RETENTION OF CSAM UNDER THE NEW ADVISORY AGREEMENT WILL NOT INCREASE THE FEES OR EXPENSES OTHERWISE INCURRED BY THE FUND'S SHAREHOLDERS.

ADDITIONAL INFORMATION ABOUT CSAM

         The following chart sets forth information with respect to name, address and principal occupations of the executive officer(s) and managing member(s) of CSAM. [CSAM also has an operating committee consisting of senior investment professionals.] (Unless otherwise noted, the person's position at CSAM constitutes his/her principal occupation.) Each person's address is 466 Lexington Avenue, New York, New York 10017, except for Messrs. Cochran and Jaffe, whose address is 277 Park Avenue, New York, New York 10172.

--------------------------------------------------------------------------------
                  NAME                     POSITION WITH CSAM AND
                                           PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------
James McCaughan                            Chief Executive Officer
--------------------------------------------------------------------------------
G. Moffett Cochran                         President
--------------------------------------------------------------------------------
Martin Jaffe                               Chief Financial Officer
--------------------------------------------------------------------------------
Laurence Smith                             Global Chief Investment Officer
--------------------------------------------------------------------------------
Hal Liebes                                 Secretary and General Counsel of CSAM
--------------------------------------------------------------------------------

         The following chart sets forth information with respect the Fund's officers and directors who are affiliated with CSAM. Unless otherwise noted, each person's address is 466 Lexington Avenue, New York, New York 10017.

--------------------------------------------------------------------------------
                  NAME                     POSITION WITH THE FUND AND WITH CSAM
--------------------------------------------------------------------------------
William W. Priest                          Chairman of the Board of the Fund
                                           Chairman-Management Committee,
                                           Chairman since 2000, Managing
                                           Director of CSAM since 1990; Chief
                                           Executive Officer from 1990 to 2000;
                                           Director/Trustee of other Warburg
                                           Pincus Funds and other CSAM-advised
                                           investment companies.
--------------------------------------------------------------------------------
Eugene Podsiadlo                           President of the Fund
                                           Managing Director of CSAM; Associated
                                           with CSAM since Credit Suisse
                                           acquired the Funds' predecessor
                                           adviser in July 1999; with the
                                           predecessor adviser since 1991; Vice
                                           President of Citibank, N.A. from 1987
                                           to 1991; Officer of CSAMSI and of
                                           other Warburg Pincus Funds.
--------------------------------------------------------------------------------
Hal Liebes                                 Vice President and Secretary of the
                                           Fund Managing Director and General
                                           Counsel of CSAM; Associated with
                                           Lehman Brothers, Inc. from 1996 to
                                           1997; Associated with CSAM from 1995
                                           to 1996; Associated with CS First
                                           Boston Investment Management from
                                           1994 to 1995; Associated with
                                           Division of Enforcement, U.S.
                                           Securities and Exchange Commission
                                           from 1991 to 1994; Officer of CSAMSI,
                                           other Warburg Pincus Funds and other
                                           CSAM-advised investment companies.
--------------------------------------------------------------------------------
Michael Pignataro                          Treasurer and Chief Financial Officer
                                           of the Fund Vice President and
                                           Director of Fund Administration of
                                           CSAM; Associated with CSAM since
                                           1984; Officer of other Warburg Pincus
                                           Funds and other CSAM-advised
                                           investment companies.
--------------------------------------------------------------------------------
Gregory N. Bressler                        Assistant Secretary of the Fund
                                           Vice President and Legal Counsel of
                                           CSAM since January 2000; Associated
                                           with the law firm of Swidler Berlin
                                           Shereff Friedman LLP and its
                                           predecessor from 1996 to 2000.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  NAME                     POSITION WITH THE FUND AND WITH CSAM
--------------------------------------------------------------------------------
Stuart Cohen                               Assistant Secretary of the Fund
                                           Vice President and Legal Counsel of
                                           CSAM; Associated with CSAM since
                                           Credit Suisse acquired the Funds'
                                           predecessor adviser in July 1999;
                                           with the predecessor adviser since
                                           1997; Associated with the law firm of
                                           Gordon Altman Butowsky Weitzen Shalov
                                           & Wein from 1995 to 1997; Officer of
                                           other Warburg Pincus Funds.
--------------------------------------------------------------------------------
Rocco Del Guercio                          Assistant Treasurer of the Fund
                                           Assistant Vice President and
                                           Administrative Officer of CSAM;
                                           Associated with CSAM since June 1996;
                                           Assistant Treasurer, Bankers Trust
                                           Corp. -- Fund Administration from
                                           March 1994 to June 1996; Officer of
                                           other Warburg Pincus Funds and other
                                           CSAM-advised investment companies.
--------------------------------------------------------------------------------
Joseph Parascondola                        Assistant Treasurer of the Fund
                                           Assistant Vice President - Fund
                                           Administration of CSAM since April
                                           2000; Assistant Vice President,
                                           Deutsche Asset Management from
                                           January 1999 to April 2000; Assistant
                                           Vice President, Weiss, Peck & Greer
                                           LLC from November 1995 to December
                                           1998.
--------------------------------------------------------------------------------

         The following chart sets forth information with respect to other mutual funds advised by CSAM with an investment objective similar to the investment objective of the Fund.

----------------------------------------------------------------------------------------------------------------------
                                                                                                        RATE OF
                                                                                                   COMPENSATION AS %
                                                                                                     OF AVERAGE NET
                                                                                                        ASSETS**
                 FUND                            INVESTMENT OBJECTIVE             SIZE OF FUND*
----------------------------------------------------------------------------------------------------------------------
Warburg, Pincus WorldPerks              High current income consistent with       $23,491,606            0.40%
Money Market Fund, Inc.                 preservation of capital and liquidity
----------------------------------------------------------------------------------------------------------------------
Warburg, Pincus WorldPerks              High current income exempt from           $12,765,203            0.40%
Tax Free Money Market Fund, Inc.        federal personal income taxes
                                        consistent with preservation of
                                        capital and liquidity
----------------------------------------------------------------------------------------------------------------------
Warburg, Pincus New York                As high a level of current interest       $191,009,853           0.25%***
Tax Exempt Fund, Inc.                   income exempt from federal, New York
                                        State and New York City personal income
                                        taxes as is consistent with preservation
                                        of capital and liquidity
----------------------------------------------------------------------------------------------------------------------

*    Represents the total assets of the Fund as of June 30, 2000.

** CSAM is currently waiving fees and/or reimbursing expenses pursuant to expense limitation agreements with respect to each of these funds. These expense limitation agreements may be terminated at any time by CSAM.

*** For this fund, CSAM supervises the activities of BIMC, which serves as sub-investment adviser and co-administrator and is paid an additional 0.25% of average net assets by the Fund.


                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                        THAT YOU VOTE FOR THIS PROPOSAL.

                            * * * * * * * * * * * * *

                            ADDITIONAL INFORMATION

GENERAL

         The costs of the Special Meeting (estimated at [$100,000], including the cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs incurred in connection with the solicitation of proxies) will be paid entirely by CSAM (and not by the Fund). The principal solicitation of proxies will be by the mailing of this proxy statement, but proxies may also be solicited by telephone and/or in person by representatives of the Fund and regular employees of CSAM or its affiliates. Such representatives and employees will not receive additional compensation for solicitation activities.

         CSAM has retained the services of D.F. King & Co., Inc. (the "Agent") to assist in the solicitation of proxies. As the Special Meeting date approaches, shareholders may receive a telephone call from a representative of the Agent if their vote has not yet been received. Authorization to permit the Agent to execute proxies may be obtained by telephonic or electronic transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Board believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote and the shareholder's voting instructions are accurately determined.

         In all cases where a telephonic proxy is solicited, the Agent's representative is required to ask for each shareholder's full name, address, last four digits of the shareholder's social security or tax identification number, title of the person and whether such person is authorized to direct the voting of such shares (if an entity), the number of shares owned, if known, and to confirm that the shareholder has received the proxy statement and proxy card in the mail. If the information solicited agrees with the information provided to the Agent, then the Agent representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. The Agent's representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. The Agent will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter by first class mail confirming his or her vote and asking the shareholder to call the Agent immediately if his or her votes are not correctly reflected in the confirmation.

         If the shareholder wishes to participate in the Special Meeting, but does not wish to give his or her proxy by telephone, by fax or by the Internet, the shareholder may still submit the proxy card originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Agent toll-free at 1-800-207-3155. Any proxy given by a shareholder, whether in writing, by telephone, by fax or by the Internet, is revocable.

SHAREHOLDER PROPOSALS

         Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Fund, c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, NY 10017, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER BUSINESS

         Management knows of no business to be presented to the Special Meeting other than the matters set forth in this proxy statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

                                            By Order of the Board of Directors,

                                            /s/ Hal Liebes

                                            Hal Liebes
                                            Vice President and Secretary

New York, New York
December 6, 2000

         THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND THE MORE RECENT SEMI-ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING 800-WARBURG (800-927-2874) OR BY WRITING TO WARBURG PINCUS FUNDS, P.O. BOX 9030, BOSTON, MASSACHUSETTS 02205-9030.

                                  [PROXY CARD]
                     WARBURG, PINCUS CASH RESERVE FUND, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

I hereby appoint Rocco Del Guercio and Gregory Bressler, each with the full power of substitution, as proxies for the undersigned to vote the shares of Warburg, Pincus Cash Reserve Fund, Inc. (the "Fund") as to which I am entitled to vote, as shown on the reverse side, at a Special Meeting of the Shareholders of the Fund (the "Meeting") to be held on Friday, January 26, 2001, at 3:00 p.m., Eastern Time, at the offices of the Fund, 466 Lexington Avenue, New York, New York 10017, 16th Floor, and any adjournments thereof, as follows:

I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated December 6, 2000. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Fund or by voting in person at the Meeting.

                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                       PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature should be exactly as the name or names appear on this proxy card. If the individual signing the proxy card is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his full title.

HAS YOUR ADDRESS CHANGED?           DO YOU HAVE ANY COMMENTS?

------------------------            ------------------------

------------------------            ------------------------

------------------------            ------------------------


                                 [REVERSE SIDE]
         PLEASE MARK VOTES
         AS IN THIS EXAMPLE

[X]    VOTE THIS CARD TODAY!         THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 1.
                                                                                                      ---
       BY MAIL, BY PHONE AT
          1-800-207-3155,
             BY FAX AT
           212-269-2796
          OR ON-LINE AT
         www.warburg.com

 This proxy, if properly executed,                                                          For  Against  Abstain
          will be voted in            1)    To approve a new Investment                     [ ]  [ ]      [ ]
    this manner directed by the             Advisory Agreement between the Fund
      undersigned shareholder.              and Credit Suisse Asset Management,
    IF NO DIRECTION IS MADE,                LLC.
        THIS PROXY WILL
        BE VOTED "FOR"
   APPROVAL OF PROPOSAL 1.
                                      2)    To transact such other business as
                                            may properly come before the Special
                                            Meeting or any adjournment thereof.

Please be sure to sign and date                  Mark box at right if comments or address change
this Proxy.                           Date       have been noted on the reverse side.                     [ ]


Shareholder sign here              Co-owner sign here:


-------------------                -------------------

DETACH CARD




                                   APPENDIX A



                     WARBURG, PINCUS CASH RESERVE FUND, INC.

                               OWNERS OF MORE THAN
                          5% OF THE OUTSTANDING SHARES
                                   OF THE FUND

                                 [TO BE UPDATED]

                                             NUMBER OF             PERCENT OF
                                           COMMON SHARES          COMMON SHARES
                                          OWNED OF RECORD          OUTSTANDING
NAME AND ADDRESS
Fiduciary Trust Co. International*                                            %
Customer Account Attn: Felyce Porr
Securities Services Group
Church Street Station
P. O. Box 3199
New York, NY  10008-3199

Neuberger & Berman #114000*                                                   %
Attn: Operations Control Dept.
55 Water Street, 27th Floor
New York, NY  10041-0001

The Bank of New York*                                                         %
c/o Frank Notaro
Special Processing Dept.
One Wall Street, 2nd Floor
New York, NY  10005-2501


* The Fund does not believe that these entities are the beneficial owners of the shares held by record by them.

                                   APPENDIX B

                                   FORM OF NEW
                          INVESTMENT ADVISORY AGREEMENT



Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, New York 10017-3147

Dear Sirs:

                  Warburg, Pincus Cash Reserve Fund, Inc. (the "Fund"), a corporation organized and existing under the laws of the State of Maryland, herewith confirms its agreement with Credit Suisse Asset Management, LLC (the "Adviser") as follows:

         1.       Investment Description; Appointment

                  The Fund desires to employ the capital of the Fund by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Articles of Incorporation, as may be amended from time to time, and in the Fund's Prospectus(es) and Statement(s) of Additional Information as from time to time in effect (the "Prospectus" and "SAI," respectively), and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Fund. Copies of the Fund's Prospectus and SAI have been or will be submitted to the Adviser. The Fund desires to employ and hereby appoints the Adviser to act as investment adviser to the Fund. The Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

         2.       Services as Investment Adviser


                  Subject to the supervision and direction of the Board of Directors of the Fund, the Adviser will (a) act in strict conformity with the Fund's Articles of Incorporation, the Investment Company Act of 1940 (the "1940 Act") and the Investment Advisers Act of 1940, as the same may from time to time be amended, (b) manage the Fund's assets in accordance with the Fund's investment objective and policies as stated in the Fund's Prospectus and SAI,
(c) make investment decisions for the Fund, (d) place purchase and sale orders for securities on behalf of the Fund, (e) exercise voting rights in respect of portfolio securities and other investments for the fund, and (f) monitor and evaluate the services provided by the Fund's investment sub-adviser(s), if any, under the terms of the applicable investment sub-advisory agreement(s). In providing those services, the Adviser will provide investment research and supervision of the Fund's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition, the Adviser will furnish the Fund with whatever statistical information the Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.


         Subject to the approval of the Board of Directors of the Fund and where required, the Fund's shareholders, the Adviser may engage an investment sub-adviser or sub-advisers to provide advisory services in respect of the Fund and may delegate to such investment sub-adviser(s) the responsibilities described in subparagraphs (b), (c), (d) and (e) above. In the event that an investment sub-adviser's engagement has been terminated, the Adviser shall be responsible for furnishing the Fund with the services required to be performed by such investment sub-adviser(s) under the applicable investment sub-advisory agreements or arranging for a successor investment sub-adviser(s) to provide such services on terms and conditions acceptable to the Fund and the Fund's Board of Directors and subject to the requirements of the 1940 Act.

         3.       BROKERAGE

                  IN EXECUTING TRANSACTIONS FOR THE FUND, SELECTING BROKERS OR DEALERS AND NEGOTIATING ANY BROKERAGE COMMISSION RATES, THE ADVISER WILL USE ITS BEST EFFORTS TO SEEK THE BEST OVERALL TERMS AVAILABLE. IN ASSESSING THE BEST OVERALL TERMS AVAILABLE FOR ANY PORTFOLIO TRANSACTION, THE ADVISER WILL CONSIDER ALL FACTORS IT DEEMS RELEVANT INCLUDING, BUT NOT LIMITED TO, BREADTH OF THE MARKET IN THE SECURITY, THE PRICE OF THE SECURITY, THE FINANCIAL CONDITION AND EXECUTION CAPABILITY OF THE BROKER OR DEALER AND THE REASONABLENESS OF ANY COMMISSION FOR THE SPECIFIC TRANSACTION AND FOR TRANSACTIONS EXECUTED THROUGH THE BROKER OR DEALER IN THE AGGREGATE. IN SELECTING BROKERS OR DEALERS TO EXECUTE A PARTICULAR TRANSACTION AND IN EVALUATING THE BEST OVERALL TERMS AVAILABLE, THE ADVISER MAY CONSIDER THE BROKERAGE AND RESEARCH SERVICES (AS THOSE TERMS ARE DEFINED IN SECTION 28(E) OF THE SECURITIES EXCHANGE ACT OF 1934, AS THE SAME MAY FROM TIME TO TIME BE AMENDED) PROVIDED TO THE FUND AND/OR OTHER ACCOUNTS OVER WHICH THE ADVISER OR AN AFFILIATE EXERCISES INVESTMENT DISCRETION.

         4.       Information Provided to the Fund

                  The Adviser will keep the Fund informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Fund from time to time with whatever information the Adviser believes is appropriate for this purpose.

         5.        Standard of Care

                   The Adviser shall exercise its best judgment in rendering the services listed in paragraphs 2, 3 and 4 above. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Fund or to shareholders of the Fund to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement.

         6.       Compensation

                  In consideration of the services rendered pursuant to this Agreement, the Fund will pay the Adviser an annual fee calculated at an annual rate of 0.35% of the Fund's average daily net assets. The fee for the period from the date of this Agreement to the end of the year shall be prorated according to the proportion that such period bears to the full yearly period. Upon any termination of this Agreement before the end of a year, the fee for such part of that year shall be prorated according to the proportion that such period bears to the full yearly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser, the value of the Fund's net assets shall be computed at the times and in the manner specified in the Fund's Prospectus or SAI.

         7.       Expenses

                  The Adviser will bear all expenses in connection with the performance of its services under this Agreement, including the fees payable to any investment sub-adviser engaged pursuant to paragraph 2 of this Agreement. The Fund will bear its proportionate share of certain other expenses to be incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors, or employees of the Adviser, any sub-adviser or any of their affiliates; fees of any pricing service employed to value shares of the Fund; Securities and Exchange Commission fees and state blue sky qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Directors of the Fund; and any extraordinary expenses.

                  The Fund will be responsible for nonrecurring expenses which may arise, including costs of litigation to which the Fund is a party and of indemnifying officers and Directors of the Fund with respect to such litigation and other expenses as determined by the Directors.

         8.       Services to Other Companies or Accounts

                  The Fund understands that the Adviser now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and to one or more other investment companies or series of investment companies, and the Fund has no objection to the Adviser so acting, provided that whenever the Fund and one or more other accounts or investment companies or portfolios advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each entity. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Fund. In addition, the Fund understands that the persons employed by the Adviser to assist in the performance of the Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, provided that doing so does not adversely affect the ability of the adviser to perform its services under this Agreement.

           9.     Term of Agreement

                  This Agreement shall continue for an initial two-year period commencing on the date first written above, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (a) the Board of Directors of the Fund or (b) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not "interested persons" (as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days' written notice, by the Board of Directors of the Fund or by vote of holders of a majority of the Fund's shares, or upon 90 days' written notice, by the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in said
Act).

           10.    Representation by the Fund

                  The Fund represents that a copy of its Articles of Incorporation, dated October 31, 1984, together with all amendments thereto, is on file in the Department of Assessments and Taxation of the State of Maryland.

           11.    Miscellaneous

                  The Fund recognizes that directors, officers and employees of the Adviser may from time to time serve as directors, trustees, officers and employees of corporations and business trusts (including other investment companies) and that such other corporations and trusts may include the name "Warburg", "Warburg Pincus", "CS", "CSAM", "Credit Suisse" or "Credit Suisse Warburg Pincus" as part of their names, and that the Adviser or its affiliates may enter into advisory or other agreements with such other corporations and trusts. If the Adviser ceases to act as the investment adviser of the Fund, the Fund agrees that, at the Adviser's request, the Fund's license to use the words "Warburg" , "Warburg Pincus" "CS", "CSAM", "Credit Suisse" or "Credit Suisse Warburg Pincus" will terminate and that the Fund will take all necessary action to change the name of the Fund to names not including the words "Warburg" "Warburg Pincus", "CS", "CSAM", "Credit Suisse" or "Credit Suisse Warburg Pincus".

                  Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated, whereupon it shall become a binding agreement between us.


                              Very truly yours,

                              WARBURG, PINCUS CASH RESERVE FUND, INC.



                              By:
                                  ----------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


Accepted:

CREDIT SUISSE ASSET MANAGEMENT, LLC



By:
     ------------------------------------------------------
     Name:
          -------------------------------------------------
     Title:
           ------------------------------------------------